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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                       Date of Report: September 20, 2001

                         Commission File Number: 0-25185

                      MOMENTUM BUSINESS APPLICATIONS, INC.
             (Exact Name of Registrant as Specified in its Charter)

              DELAWARE                                     94-3313175
   (State or Other Jurisdiction of                      (I.R.S. Employer
   Incorporation or Organization)                       Identification No.)

    4301 Hacienda Drive, Suite 410, Pleasanton, CA            94588
        (Address of principal executive offices)            (Zip Code)

              Registrant's telephone number, including area code:
                                 (925) 469-6621



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ITEM 5: OTHER EVENTS.

        On September 20, 2001, following approval by the stockholders of Momentum Business Applications, Inc., a Delaware corporation (the "Company"), at its 2001 Annual Meeting of Stockholders on September 19, 2001, the Company received from the Secretary of State of Delaware confirmation of filing of the Certificate of Amendment of the Restated Certificate of Incorporation of the Company (the "Certificate of Amendment"). The Certificate of Amendment changes the formula for determining the exercise price that PeopleSoft, Inc., a Delaware corporation ("PeopleSoft"), must pay to exercise its right, as the Company's sole holder of Class B Common Stock of the Company, to purchase all of the outstanding shares of the Company's Class A Common Stock. A copy of the Certificate of Amendment is attached hereto as Exhibit 3.4 and is hereby incorporated by reference in its entirety.

        Upon approval of the Certificate of Amendment by the stockholders of the Company on September 19, 2001, and as more fully described in the Company's Definitive Proxy Statement on Schedule 14A filed with the Commission on August 16, 2001, the Amendment to the Development and Marketing Agreements between the Company and PeopleSoft (the "Amendment") became effective. A copy of the Amendment is attached hereto as Exhibit 10.6 and is hereby incorporated by reference in its entirety.



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ITEM 7: FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

Exhibit No.                  Description.

3.3+           Restated Certificate of Incorporation of Momentum Business
               Applications.

3.4 Certificate of Amendment of the Restated Certificate of Incorporation of Momentum Business Applications, Inc.

10.6 Amendment to the Development and Marketing Agreements between Momentum and PeopleSoft, dated as of July 23, 2001, made by and between Momentum Business Applications, Inc. and PeopleSoft, Inc.

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+    Incorporated by reference to Amendment No. 2 to the Registration Statement on Form 10 (Reg. No. 000-25185) filed December 31, 1998.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 20, 2001

                     MOMENTUM BUSINESS APPLICATIONS, INC.

                     By: /s/ Ronald E. F. Codd
                         -------------------------------------------------------
                         Ronald E. F. Codd
                         President and Chief Executive Officer
                         (Principal Executive, Financial and Accounting Officer)



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